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EXHIBIT 10.3

                                   SCHEDULE A

                Potential Value of Redwood Securities Group, Inc.
                                Stock Dividend to
               Global Medical Products Holdings, Inc. Shareholders
               ---------------------------------------------------


1.       Determination of Dividend Ownership

              51% x 1.50 = 91.8 (percentage ownership of Class A stock, post
                 1.50 conversion right)(2)
              49% x 1.00 = 49.0 (percentage ownership of Class B stock)
                         ------
                Total     140.8

              91.8 divided by 140.8 = 65.2% (Class A stock, % of Total
                 Enterprise Value)
              49.0 divided by 140.8 = 34.8% (Class B stock, % of Total
                 Enterprise Value)


2.       Market Price Capitalization

              4.55 (Sales/Price Ratio)(3 x $6.5M (estimated current revenue based on FY2003, including estimated revenue from new Los Angeles office, formerly Morgan Stanley, 8 brokers x $150,000 in annual revenue production) ($5.3M + $1.2M = 6.5M) = $29.575M


3.       Attributed Value Allocation: Class A vs. Class B

              $29.575M x 65.2% = $19.28M
              $29.575M x 34.8% = $10.29M


4.       Value of Global Medical Products Holdings, Inc. Stock Distribution

              Class A stock: 12%, Redwood's ownership to be distributed to Global Medical Products Holdings, Inc. Preferred Shareholders: (4)

                             $19.28M x 12% = $2.13M

              Class B stock: 15%, Redwood's ownership to be distributed to Global Medical Products Holdings, Inc. Common Shareholders:(5)

                             $10.29M x 15% = $1.54M

              Estimated Total Value of Redwood Securities Group, Inc. stock dividend to Global Medical Products Holdings, Inc. Shareholders:

                            $2.13M + $1.54M = $3.67M

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(2)   See Paragraph 4 c. of the Stock Acquisition-Distribution Agreement Between
      Redwood Securities Group, Inc. and Global Medical Products Holdings, Inc.
(3)   Refer to Yahoo Finance website. ,
      http://biz.yahoo.com/p/brokerconameu.html. This data was accessed on 12/27/2003.
(4) See Paragraph 4 e. of the Stock Acquisition-Distribution Agreement Between Redwood Securities Group, Inc. and Global Medical Products Holdings, Inc.
(5) See Paragraph 4 f. of the Stock Acquisition-Distribution Agreement Between Redwood Securities Group, Inc. and Global Medical Products Holdings, Inc.